                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K-A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):   April 19, 1996
                                                          --------------

                              CITI-BANCSHARES, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)




    FLORIDA                      0-18507                       59-2298309
- ---------------             ----------------            ----------------------
(State or other               (Commission                    (IRS Employer
jurisdiction of               File Number)                 Identification No.)
incorporation)


                             1211 N. Boulevard West
                            Leesburg, Florida  34748
                            ------------------------
       (Addresses, including zip codes, of principal executive officers)

                                 (352) 787-5111
                            ------------------------
             (Registrant's telephone numbers, including area code)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (a)  Financial Statements:



         INDEX TO CITIZENS FIRST BANCSHARES, INC. FINANCIAL STATEMENTS


                                                                                                     PAGE
                                                                                                     ----
           Consolidated Balance Sheets as of March 31, 1996 (Unaudited) and
                December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         F-1

           Consolidated Statements of Income For the Three-Month Periods Ended
                March 31, 1996 (Unaudited) and March 31, 1995 (Unaudited) . . . . . . . . . .         F-2

           Consolidated Statements of Cash Flows For the Three-Month Periods
                Ended March 31, 1996 (Unaudited) and March 31, 1995 (Unaudited) . . . . . . .         F-4

           Independent Auditors' Report   . . . . . . . . . . . . . . . . . . . . . . . . . .         F-6

           Consolidated Balance Sheets as of December 31, 1995 and 1994   . . . . . . . . . .         F-7
           Consolidated Statements of Income For the Years Ended December 31,
                1995, 1994 and 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         F-8

           Consolidated Statements of Changes in Stockholders' Equity For the Years
                Ended December 31, 1995, 1994 and 1993  . . . . . . . . . . . . . . . . . . .        F-10

           Consolidated Statements of Cash Flows For the Years Ended December 31,
                1995, 1994 and 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        F-11

           Notes to Audited Consolidated Financial Statements   . . . . . . . . . . . . . . .        F-12



           (b)  Pro Forma Financial Information:

           The following unaudited pro forma condensed consolidated statements of Citi-Bancshares, Inc. (CBI) gives effect to the merger of Citizens First Bancshares, Inc. (CFB) with and into a subsidiary of CBI as if such acquisition had occurred at the beginning of the periods presented. The pro forma statements of income do not purport to present what CBI's results of operations would actually have been if the acquisition of CFB had occurred as of the beginning of the periods presented or to project CBI's results of operations for any future period.

                          CONSOLIDATED BALANCE SHEETS
                      MARCH 31, 1996 AND DECEMBER 31, 1995
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                 (IN THOUSANDS)

                                     ASSETS

                                                                                (UNAUDITED)      (AUDITED)
                                                                                 MARCH 31,      DECEMBER 31,
                                                                                   1996             1995
                                                                              --------------  ---------------
Cash and Cash Equivalents                                                     $        1,988  $         2,101
Interest-Bearing Deposits in Banks                                                         1                1
Federal Funds Sold                                                                     1,846            1,236
Investment Securities (Market Value March 31,
  1996 - $7,131; December 31, 1995 - $8,638)                                           7,131            8,638
Loans, Less Allowance For Possible
  Loan Losses of $404 and $405 at March 31,
  1996 and December 31, 1995, Respectively                                            25,899           25,314
Bank Premises and Equipment, Net                                                       1,965            1,914
Accrued Interest and Other Assets                                                        292              311
                                                                              --------------  ---------------

TOTAL ASSETS                                                                          39,122           39,515
                                                                              ==============  ===============

                    LIABILITIES AND STOCKHOLDERS' INVESTMENT

LIABILITIES
  Deposits:
    Interest-Bearing                                                                  27,041           28,464
    Noninterest-Bearing                                                                7,180            6,250
                                                                              --------------  ---------------
  Total Deposits                                                                      34,221           34,714
  Deferred Tax Liability, Net                                                            126               35
  Accrued Interest and Other Liabilities                                                 150              294
                                                                              --------------  ---------------
TOTAL LIABILITIES                                                                     34,497           35,043
                                                                              --------------  ---------------

STOCKHOLDERS' INVESTMENT
  Common Stock - Consolidated, $.10 Par
    Value, 750 Shares Authorized,
    30 Shares Issued and Outstanding in
    1996 and 1995                                                                         30               30
  Capital Surplus                                                                      3,818            3,818
  Retained Earnings                                                                      800              631
  Unrealized Losses on Certain Securities                                                (23)              (7)
                                                                              --------------  ---------------
TOTAL STOCKHOLDERS' INVESTMENT                                                         4,625            4,472
                                                                              --------------  ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' INVESTMENT                                $       39,122  $        39,515
                                                                              ==============  ===============

                      CONSOLIDATED STATEMENTS OF INCOME
          FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 1996 AND 1995
                CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                OCALA, FLORIDA
                                (IN THOUSANDS)

                                                                                    (UNAUDITED)
                                                                     -------------------------------------------
                                                                            THREE                   THREE
                                                                         MONTHS ENDED            MONTHS ENDED
                                                                        MARCH 31, 1996          MARCH 31, 1995
                                                                     --------------------     ------------------
INTEREST INCOME
  Interest and Fees on Loans                                         $                650     $              572
  Interest on Investment Securities                                                   132                     63
  Interest on Federal Funds Sold                                                       20                     33
                                                                     --------------------     ------------------
TOTAL INTEREST INCOME                                                                 802                    668
                                                                     --------------------     ------------------

INTEREST EXPENSE
  Deposits                                                                            312                    217
  Federal Funds Purchased                                                               0                      6
                                                                     --------------------     ------------------
TOTAL INTEREST EXPENSE                                                                312                    223
                                                                     --------------------     ------------------

NET INTEREST INCOME                                                                   490                    445

PROVISION FOR POSSIBLE LOAN LOSSES                                                      0                      0
                                                                     --------------------     ------------------

NET INTEREST INCOME AFTER PROVISION FOR
  POSSIBLE LOAN LOSSES                                                                490                    445
                                                                     --------------------     ------------------

OTHER OPERATING INCOME
  Investment (Losses)                                                                   0                      0
  Service Charges on Deposit Accounts                                                  97                    113
  Other                                                                               220                     26
                                                                     --------------------     ------------------
TOTAL OTHER OPERATING INCOME                                                          317                    139
                                                                     --------------------     ------------------

OTHER EXPENSES
  Salaries and Employee Benefits                                                      186                    197
  Occupancy Expense                                                                    40                     45
  Equipment Expense                                                                    16                     21
  Other Operating Expenses                                                            294                    152
                                                                     --------------------     ------------------
TOTAL OTHER EXPENSES                                                                 (536)                  (415)
                                                                     --------------------     ------------------

INCOME BEFORE INCOME TAXES                                                            271                    169

INCOME TAX EXPENSE                                                                   (102)                   (55)
                                                                     --------------------     ------------------

NET INCOME                                                           $                169     $              114
                                                                     ====================     ==================

                       CONSOLIDATED STATEMENTS OF INCOME
           FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 1996 AND 1995
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                 (IN THOUSANDS)
                                  (CONCLUDED)

                                                                                    (UNAUDITED)
                                                                     ----------------------------------------
                                                                            THREE                THREE
                                                                         MONTHS ENDED         MONTHS ENDED
                                                                        MARCH 31, 1996       MARCH 31, 1995
                                                                     --------------------  ------------------
EARNINGS PER COMMON SHARE                                            $                .60  $              .51
                                                                     ====================  ==================


FULLY-DILUTED INCOME PER COMMON SHARE                                $                .60  $              .35
                                                                     ====================  ==================


WEIGHTED AVERAGE SHARES OUTSTANDING

  Primary                                                                             281                 223
                                                                     ====================  ==================

  Fully-Diluted                                                                       282                 324
                                                                     ====================  ==================

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
           FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 1996 AND 1995
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                 (IN THOUSANDS)

                                                                                    (UNAUDITED)
                                                                     --------------------------------------------
                                                                            THREE                    THREE
                                                                         MONTHS ENDED             MONTHS ENDED
                                                                        MARCH 31, 1996           MARCH 31, 1995
                                                                     --------------------      ------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income                                                         $                169      $              114
  Adjustment to Reconcile Net Income to Net Cash
    Provided By Operating Activities:
      Provision For Loan Losses                                                         0                       0
      Depreciation                                                                     14                      18
      Accretion of Discount on Investments                                            (10)                     (2)
      Amortization of Premium on Investments                                            2                       1
      (Increase) Decrease in Deferred Tax Asset, Net                                 (135)                     55
      (Increase) in Accrued Interest and Other Assets                                (134)                    (93)
      Increase in Accrued Interest and Other Liabilities                              244                       2
      Loss on Fixed Asset Disposals                                                   157                       0
      Gain on Land Sale                                                              (194)                      0
                                                                     --------------------      ------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                             113                      95
                                                                     --------------------      ------------------


CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds From Sales and Maturities of Investment
    Securities                                                                      3,519                       0
  Purchases of Investment Securities                                               (2,029)                 (1,495)
  Proceeds From Sale of Land                                                          296                       0
  Purchases of Equipment and Construction                                            (324)                      0
  (Increase) in Loans                                                                (585)                   (884)
                                                                     --------------------      ------------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                   877                  (2,379)
                                                                     --------------------      ------------------


CASH FLOWS FROM FINANCING ACTIVITIES
  (Decrease) Increase in Deposits, Net                                               (493)                  7,824
  (Decrease) in Federal Funds, Net                                                      0                  (1,240)
                                                                     --------------------      ------------------
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES                                  (493)                  6,584
                                                                     --------------------      ------------------


INCREASE IN CASH AND CASH EQUIVALENTS                                                 497                   4,300


CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                        3,337                   2,832
                                                                     --------------------      ------------------


CASH AND CASH EQUIVALENTS, END OF YEAR                               $              3,834      $            7,132
                                                                     ====================      ==================

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
           FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 1996 AND 1995
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                 (IN THOUSANDS)
                                  (CONCLUDED)

                                                                                    (UNAUDITED)
                                                                     --------------------------------------------
                                                                            THREE                    THREE
                                                                         MONTHS ENDED             MONTHS ENDED
                                                                        MARCH 31, 1996           MARCH 31, 1995
                                                                     --------------------      ------------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
- -------------------------------------------------

  CASH AND CASH EQUIVALENTS
    Cash and Demand Deposits Due From Banks                          $              1,988      $            1,796
    Federal Funds Sold                                                              1,846                   5,336
                                                                     --------------------      ------------------
  TOTAL                                                              $              3,834      $            7,132
                                                                     ====================      ==================


  CASH PAID FOR INTEREST                                             $                416      $              193
                                                                     ====================      ==================


  DISPOSAL OF PREMISES AND EQUIPMENT
    Cost                                                             $                921      $                0
    (Accumulated Depreciation)                                                       (764)                      0
                                                                     --------------------      ------------------
  TOTAL                                                              $                157      $                0
                                                                     ====================      ==================


  GAIN ON LAND SALE
    Proceeds Received                                                $               (296)     $                0
    Cost                                                                              102                       0
                                                                     --------------------      ------------------
    Gain                                                             $               (194)     $                0
                                                                     ====================      ==================


  TOTAL INCOME TAXES PAID                                            $                 11      $                0
                                                                     ====================      ==================

                       CONSOLIDATED FINANCIAL STATEMENTS
                                      AND
                          INDEPENDENT AUDITORS' REPORT

                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA

                        DECEMBER 31, 1995, 1994 AND 1993

                       CONSOLIDATED FINANCIAL STATEMENTS
                                      AND
                          INDEPENDENT AUDITORS' REPORT

                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA

                        DECEMBER 31, 1995, 1994 AND 1993





                                    CONTENTS

                                                                                                     PAGE
                                                                                                     ----
INDEPENDENT AUDITORS' REPORT                                                                         F-6

CONSOLIDATED FINANCIAL STATEMENTS:

  CONSOLIDATED BALANCE SHEETS                                                                        F-7

  CONSOLIDATED STATEMENTS OF INCOME                                                                  F-8

  CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS'
    INVESTMENT                                                                                       F-10

  CONSOLIDATED STATEMENTS OF CASH FLOWS                                                              F-11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                                           F-12

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders and Board of Directors
Citizens First Bancshares, Inc. and Subsidiary
Ocala, Florida

We have audited the accompanying consolidated balance sheets of Citizens First Bancshares, Inc. and Subsidiary (the Company) as of December 31, 1995 and 1994, and the related consolidated statements of income, changes in stockholders' investment and cash flows for the years ended December 31, 1995, 1994 and 1993. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Citizens First Bancshares, Inc. and Subsidiary as of December 31, 1995 and 1994, and the results of their operations and their cash flows for the years ended December 31, 1995, 1994 and 1993 in conformity with generally accepted accounting principles.


                            /s/ Purvis, Gray and Company

March 1, 1996
Ocala, Florida

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1995 AND 1994
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA



                                     ASSETS
                                                                                    1995             1994
                                                                             ---------------   --------------
Cash and Cash Equivalents                                                    $     2,101,000   $    2,831,755
Interest-Bearing Deposits in Banks                                                     1,200            1,200
Federal Funds Sold                                                                 1,236,000                0
Investment Securities (Market Value 1995 -
   $8,638,143; 1994 - $5,023,413)                                                  8,638,143        5,023,413
Loans, Less Allowance For Possible
  Loan Losses of $404,781 and
  $410,280 in 1995 and 1994, Respectively                                         25,314,442       22,190,346
Bank Premises and Equipment, Net                                                   1,913,822        1,021,256
Deferred Tax Asset, Net                                                                    0          215,662
Accrued Interest and Other Assets                                                    310,636          226,122
                                                                             ---------------   --------------

TOTAL ASSETS                                                                      39,515,243       31,509,754
                                                                             ===============   ==============

                         LIABILITIES AND STOCKHOLDERS' INVESTMENT

LIABILITIES
  Deposits:
   Interest-Bearing                                                               28,465,567       18,856,108
   Noninterest-Bearing                                                             6,248,742        8,376,333
                                                                             ---------------   --------------
  Total Deposits                                                                  34,714,309       27,232,441
  Federal Funds Purchased                                                                  0        1,240,000
  Deferred Tax Liability, Net                                                         34,655                0
  Accrued Interest and Other Liabilities                                             293,987           93,210
                                                                             ---------------   --------------
TOTAL LIABILITIES                                                                 35,042,951       28,565,651
                                                                             ---------------   --------------

STOCKHOLDERS' INVESTMENT
  Common Stock - Consolidated, $.10 Par
   Value, 750,000 Shares Authorized,
   304,480 and 223,425 Shares Issued
   and Outstanding in 1995 and 1994,
   Respectively                                                                       30,448           22,343
  Capital Surplus                                                                  3,818,452        3,015,526
  Retained Earnings (Deficit)                                                        630,601          (13,529)
  Unrealized Losses on Certain Securities                                             (7,209)         (80,237)
                                                                             ---------------   --------------
TOTAL STOCKHOLDERS' INVESTMENT                                                     4,472,292        2,944,103
                                                                             ---------------   --------------

TOTAL LIABILITIES AND STOCKHOLDERS' INVESTMENT                               $    39,515,243   $   31,509,754
                                                                             ===============   ==============

                           See accompanying notes.

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA

                                                                 1995              1994             1993
                                                           ----------------  ---------------   --------------
INTEREST INCOME
  Interest and Fees on Loans                               $      2,517,822  $     1,835,733   $    1,409,498
  Interest on Investment Securities                                 422,712          195,634          310,493
  Interest on Federal Funds Sold                                    191,204           34,251           36,242
                                                           ----------------  ---------------   --------------
TOTAL INTEREST INCOME                                             3,131,738        2,065,618        1,756,233
                                                           ----------------  ---------------   --------------

INTEREST EXPENSE
  Deposits                                                        1,187,819          456,864          384,330
  Federal Funds Purchased                                             5,828            6,631              982
                                                           ----------------  ---------------   --------------
TOTAL INTEREST EXPENSE                                            1,193,647          463,495          385,312
                                                           ----------------  ---------------   --------------

NET INTEREST INCOME                                               1,938,091        1,602,123        1,370,921

PROVISION FOR POSSIBLE LOAN LOSSES                                        0                0          (21,000)
                                                           ----------------  ---------------   --------------

NET INTEREST INCOME AFTER PROVISION FOR
  POSSIBLE LOAN LOSSES                                            1,938,091        1,602,123        1,349,921
                                                           ----------------  ---------------   --------------

OTHER OPERATING INCOME
  Service Charges on Deposit Accounts                               436,625          386,192          430,302
  Other                                                             156,299          104,524          109,809
                                                           ----------------  ---------------   --------------
TOTAL OTHER OPERATING INCOME                                        592,924          490,716          540,111
                                                           ----------------  ---------------   --------------

OTHER EXPENSES
  Salaries and Employee Benefits                                    778,314          805,231          814,469
  Occupancy Expense                                                 177,953          183,464          184,259
  Equipment Expense                                                  85,481           92,348          126,528
  Other Operating Expenses                                          628,881          588,493          498,041
                                                           ----------------  ---------------   --------------
TOTAL OTHER EXPENSES                                             (1,670,629)      (1,669,536)      (1,623,297)
                                                           ----------------  ---------------   --------------

INCOME BEFORE INCOME TAXES                                          860,386          423,303          266,735

INCOME TAX EXPENSE                                                 (216,256)        (139,250)         (64,324)
                                                           ----------------  ---------------   --------------

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE                                              644,130          284,053          202,411

CUMULATIVE EFFECT ON PRIOR YEARS OF CHANGING
  METHOD OF ACCOUNTING FOR INCOME TAXES                                   0                0          370,826
                                                           ----------------  ---------------   --------------

NET INCOME                                                 $        644,130  $       284,053   $      573,237
                                                           ================  ===============   ==============


                            See accompanying notes.

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONCLUDED)

                                                                 1995              1994             1993
                                                           ----------------  ---------------   --------------
EARNINGS PER COMMON SHARE
  Income Before Cumulative Effect of Change in
   Accounting Principle                                    $           2.29  $          1.27   $          .91
  Cumulative Effect on Prior Years of Changing
   Method of Accounting For Income Taxes                                .00              .00             1.66
                                                           ----------------  ---------------   --------------
NET INCOME PER COMMON SHARE                                $           2.29  $          1.27   $         2.57
                                                           ================  ===============   ==============


FULLY-DILUTED EARNINGS PER SHARE
  Income Before Cumulative Effect of Change in
   Accounting Principle                                    $           2.28  $          1.12   $          .81
  Cumulative Effect on Prior Years of Changing
   Method of Accounting For Income Taxes                                .00              .00             1.45
                                                           ----------------  ---------------   --------------
FULLY-DILUTED INCOME PER COMMON SHARE                      $           2.28  $          1.12   $         2.26
                                                           ================  ===============   ==============


WEIGHTED AVERAGE SHARES OUTSTANDING

  Primary                                                           281,092          223,664          223,049
                                                           ================  ===============   ==============

  Fully-Diluted                                                     282,117          253,619          253,645
                                                           ================  ===============   ==============


                            See accompanying notes.

         CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' INVESTMENT
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA



                                                                                    UNREALIZED
                                     COMMON STOCK                      RETAINED     LOSSES ON
                               ------------------------    CAPITAL     EARNINGS      CERTAIN
                                 SHARES       AMOUNT       SURPLUS    (DEFICIT)     SECURITIES       TOTAL
                               -----------  ----------- ------------ -----------  --------------  -----------
BALANCE, DECEMBER 31, 1992         223,425  $    22,343 $  3,015,526 $  (870,819) $            0  $ 2,167,050

  Net Income                             0            0            0     573,237               0      573,237
                               -----------  ----------- ------------ -----------  --------------  -----------

BALANCE, DECEMBER 31, 1993         223,425       22,343    3,015,526    (297,582)              0    2,740,287

  Net Income                             0            0            0     284,053               0      284,053
  Unrealized Losses on Certain
    Securities                           0            0            0           0         (80,237)     (80,237)
                               -----------  ----------- ------------ -----------  --------------  -----------

BALANCE, DECEMBER 31, 1994         223,425       22,343    3,015,526     (13,529)        (80,237)   2,944,103

  Net Income                             0            0            0     644,130               0      644,130
  Warrants Exercised, $10 Per
    Share                           71,455        7,145      707,406           0               0      714,551
  Stock Options Exercised,
    $10.05 Per Share                 9,600          960       95,520           0               0       96,480
  Unrealized Gains on Certain
    Securities                           0            0            0           0          73,028       73,028
                               -----------  ----------- ------------ -----------  --------------  -----------

BALANCE, DECEMBER 31, 1995         304,480  $    30,448 $  3,818,452 $   630,601  $       (7,209) $ 4,472,292
                               ===========  =========== ============ ===========  ==============  ===========



                            See accompanying notes.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA

                                                                 1995              1994             1993
                                                           ----------------  ---------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income                                               $        644,130  $       284,053   $      573,237
  Adjustment to Reconcile Net Income to Net Cash
   Provided By Operating Activities:
      Provision For Loan Losses                                           0                0           21,000
      Depreciation                                                   73,405           75,118           51,504
      Amortization of Premium on Investments                            725           12,333           26,194
      Decrease (Increase) in Deferred Tax Asset, Net                206,256          139,250         (306,502)
      (Increase) Decrease in Accrued Interest and Other
        Assets                                                      (84,514)         (68,518)          24,205
      Increase in Accrued Interest and Other
        Liabilities                                                 200,777           29,978           15,204
                                                           ----------------  ---------------   --------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                         1,040,779          472,214          404,842
                                                           ----------------  ---------------   --------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds From Sales and Maturities of
   Investment Securities                                          5,546,434          577,086        3,132,589
  Purchases of Investment Securities                             (9,044,800)        (574,178)      (2,036,842)
  Proceeds From Sales of Equipment                                        0            1,897            1,488
  Purchases of Equipment and Construction                          (965,970)          (9,959)        (206,297)
  (Increase) in Loans                                            (3,124,096)      (6,356,774)      (2,133,731)
  Proceeds From Sale of Real Estate Owned                                 0                0          200,000
  Decrease in Federal Funds, Net                                          0                0        2,304,000
                                                           ----------------  ---------------   --------------
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES              (7,588,432)      (6,361,928)       1,261,207
                                                           ----------------  ---------------   --------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Increase (Decrease) in Deposits, Net                            7,481,868        5,320,899       (1,992,591)
  (Decrease) Increase in Federal Funds, Net                      (1,240,000)       1,060,000                0
  Proceeds From Warrants Exercised                                  714,550                0                0
  Proceeds From Options Exercised                                    96,480                0                0
                                                           ----------------  ---------------   --------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES               7,052,898        6,380,899       (1,992,591)
                                                           ----------------  ---------------   --------------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                    505,245          491,185         (326,542)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                      2,831,755        2,340,570        2,667,112
                                                           ----------------  ---------------   --------------
CASH AND CASH EQUIVALENTS, END OF YEAR                     $      3,337,000  $     2,831,755   $    2,340,570
                                                           ================  ===============   ==============


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
- -------------------------------------------------

  CASH AND CASH EQUIVALENTS
   Cash and Demand Deposits Due From Banks                 $      2,101,000  $     2,831,755   $    2,340,570
   Federal Funds Sold                                             1,236,000                0                0
                                                           ----------------  ---------------   --------------
  TOTAL                                                    $      3,337,000  $     2,831,755   $    2,340,570
                                                           ================  ===============   ==============

  CASH PAID FOR INTEREST                                   $      1,028,505  $       445,155   $      401,475
                                                           ================  ===============   ==============

  DISPOSAL OF PREMISES AND EQUIPMENT
   Cost                                                    $              0  $         2,035          110,514
   (Accumulated Depreciation)                                             0             (138)        (109,026)
                                                           ----------------  ---------------   --------------
  TOTAL                                                    $              0  $         1,897   $        1,488
                                                           ================  ===============   ==============

  TOTAL INCOME TAXES PAID                                  $              0  $             0   $            0
                                                           ================  ===============   ==============


                            See accompanying notes.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA


NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           DESCRIPTION OF BUSINESS
           Citizens First Bancshares, Inc. (the Company) was formed in 1982 for the purpose of becoming a bank holding company and is engaged in bank and bank-related activities. Citizens First Bank of Ocala (the
           Bank), the Company's wholly-owned subsidiary, was formed in 1978, and began operations in Ocala, Florida in 1979.

           PRINCIPLES OF CONSOLIDATION
           The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Citizens First Bank of Ocala. All significant intercompany accounts and transactions have been eliminated.

           ACCOUNTING ESTIMATES
           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           CASH AND CASH EQUIVALENTS
           Cash and cash equivalents include cash, demand deposits due from banks and federal funds sold. Generally, federal funds sold mature within ninety days.

           INVESTMENT SECURITIES
           Effective January 1, 1994, the Company adopted the investment categorization and carrying value rules as required by Financial Accounting Standards Board Statement of Financial Accounting Standards No. 115 (FASB No. 115), Accounting for Certain Investments in Debt and Equity Securities. Under FASB No. 115, the Company is required to classify acquired debt and equity securities into one of three categories: held-to-maturity, available-for-sale and trading.

           -- Investments in debt securities are classified as held-to-maturity only if the Company has the positive intent and ability to hold such securities to maturity. These investments are carried in the consolidated balance sheets at amortized cost, i.e., cost adjusted for amortization of premiums and accretion of discounts as computed by the interest method.

           -- All investments not classified as either held-to-maturity securities or trading securities are classified as available-for-sale. These securities are carried at market value as of the date of the consolidated balance sheets. The unrealized gains and losses on these securities are excluded from earnings for the year. Instead, the net unrealized gain or loss, net of the applicable deferred income taxes, is shown as a separate component of stockholders' equity in the consolidated balance sheets.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           INVESTMENT SECURITIES (CONCLUDED)

           -- Securities that are acquired and held principally for the purpose of selling them in the near term are classified as trading securities. Such securities, if any, are carried at market value and the unrealized gains and losses on such securities is included in income for the current year.

           Prior to the adoption of FASB No. 115, investment debt securities were stated at cost adjusted for amortization of premiums and accretion of discounts as computed by the interest method. Investments in marketable equity securities were carried at the lower of cost or market value. Unrealized losses on such equity securities considered to be temporary were charged against stockholders' equity; declines in market value considered to be other than temporary were charged to earnings.

           Gains and losses on the sale of investment securities are computed on the basis of specific identification of the adjusted cost of each security.

           NET INCOME PER COMMON SHARE
           Net income per common share is calculated using the weighted average number of shares outstanding during the year.

           LOANS AND ALLOWANCE FOR LOAN LOSSES
           Loans are stated at face value, net of unearned discount and the allowance for loan losses. Interest income on installment loans is recognized using the method which approximates the interest method. Interest income on commercial and real estate loans is recognized using the effective interest method on the principal balances outstanding.

           The Company adopted Statement of Financial Accounting Standards No. 114 (FASB No. 114), Accounting by Creditors for Impairment of a Loan on January 1, 1995. FASB No. 114 addresses the accounting by creditors for impairment of certain loans, uncollateralized as well as collateralized, except large groups of smaller-balance homogeneous loans which the Bank considers to be credit card, consumer installment and residential real estate loans that are collectively evaluated for impairment. Also, FASB No. 114 requires that impaired loans be measured either by the present value of expected future cash flows discounted at the loan's effective interest rate or at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. Management considers a loan impaired when it becomes probable that there will be a loss resulting from the credit after foreclosure and liquidation of the collateral or as a result of not receiving payments when contractually agreed upon, which could result in a loss of principal or interest.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           LOANS AND ALLOWANCE FOR LOAN LOSSES (CONCLUDED)
           Nonaccrual loans are loans on which the accrual of interest has been discontinued because either a reasonable doubt exists as to the full and timely collection of interest or principal, or when a loan becomes contractually past due ninety days or more with respect to interest or principal. A nonaccrual loan may not have an anticipated loss associated with it because of the collateral supporting the credit and, therefore, not be considered impaired. An impaired loan is anticipated to have a loss and may or may not be on nonaccrual. When a loan is placed on nonaccrual status, all interest previously accrued, but not collected, is reversed against current period interest income. Interest income on nonaccrual loans and impaired loans is recognized only to the extent cash is received and where the future collection of principal is probable. Interest accruals are resumed on such loans only when they are brought fully current with respect to interest and principal and when, in management's judgment, the loans are estimated to be fully collectible as to both principal and interest.

           The allowance for loan losses is established through a provision for loan losses charged to expense. The allowance represents an amount which, in management's judgment, will be adequate to absorb probable losses on existing loans that may ultimately become uncollectible. Management's judgment in determining the adequacy of the allowance is based on evaluations of the collectibility of loans. These evaluations take into consideration such factors as changes in the nature and volume of the loan portfolio, current economic conditions that may affect the borrower's ability to pay, overall portfolio quality, and review of specific problem loans.

           Loans are charged against the allowance for loan losses when management believes that the collectibility of the principal is unlikely.

           LOAN ORIGINATION FEES
           Loan origination fees and certain direct origination costs are capitalized and recognized as an adjustment of the yield on the related loan.

           REAL ESTATE OWNED
           Real estate acquired by foreclosure or deed in lieu of foreclosure is carried at the lower of its estimated fair value less estimated costs to sell or the balance of the related loan at the date the real estate is acquired. Costs relating to the development and improvement of the real estate are capitalized, whereas those costs related to holding the real estate are charged to expense.

           Sales of real estate owned are recorded under the full accrual method of accounting. Under this method, a sale is not recognized until payments received aggregate a specific required percentage of the contract sales price. Losses are charged to operations as incurred or when it is determined that the investment in such real estate is greater than the estimated net realizable value.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           BANK PREMISES AND EQUIPMENT
           Land is stated at cost. Bank premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the respective assets as follows:


                   Buildings and Improvements              5 to 35 Years
                   Furniture, Fixtures and Equipment       5 to 10 Years
                   Leasehold Improvements                     3 Years


           Gains or losses realized on the disposition of properties are reflected in other operating income. Depreciation expense for 1995 was $73,405, $75,118 for 1994, and $51,504 for 1993.

           INCOME TAXES
           Federal and state income taxes are provided on income reported for financial statement purposes and include both current and deferred income tax expense. Current income tax expense is recorded to reflect income taxes based upon the tax returns filed with the appropriate taxing agencies. Deferred income taxes are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at year end. The change in deferred taxes attributable to the carrying value of investments categorized as "Available-For-Sale" is recognized as a change in stockholders' equity. The change in deferred income taxes attributable to all other timing differences is recognized as deferred income tax expense or benefit. The tax benefit related to operating loss and tax credit carryforwards, if any, are recognized if management believes, based on available evidence, that it is more likely than not that they will be realized. Investment tax credits, if any, are accounted for under the flow-through method.

           Citizens First Bancshares, Inc. files consolidated federal and state income tax returns with its subsidiary, Citizens First Bank of Ocala. Federal and state income taxes are allocated between the Company and its subsidiary in proportion to the respective contributions to consolidated taxable income.

           EARNINGS PER SHARE
           Earnings per share are based on the weighted average number of shares of common stock outstanding, adjusted retroactively for stock dividends and stock splits.

           CONCENTRATION OF CREDIT RISK
           The Bank grants agribusiness, commercial, and residential loans primarily to customers in Marion County in the state of Florida. Although the Bank has a diversified loan portfolio, a substantial portion of its debtors' ability to honor their contracts is dependent upon the real estate economic sector as described in note 4.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

           REGULATORY AGENCIES
           The payment of dividends to stockholders is subject to certain regulatory restrictions. Based on these restrictions, $630,601 was available for payment of dividends without regulatory approval during 1995.

           The Board of Governors of the Federal Reserve System has specified guidelines for purposes of evaluating a bank's capital adequacy. Currently, banks must maintain a minimum primary capital ratio of capital to risk assets of 8.0%. Primary capital includes the Company's stockholders' equity and the allowance for loan losses. At December 31, 1995, the primary capital ratio of capital to risk assets was in excess of 10%.

           RECLASSIFICATION
           Certain prior year amounts have been reclassified to conform with current financial reporting to facilitate comparison of the financial data.


NOTE 2 -   REGULATORY ISSUES

           On November 10, 1994, the Board of Directors signed a Memorandum of Understanding with the Federal Reserve Bank of Atlanta/Consumer Affairs whereby the Bank agrees to comply with the requirements and remedy the repeat violations found in the lending area during the Bank's previous two Consumer Affairs Examinations. Memorandum requirements ensure the Bank maintains a strong compliance position with the various regulators.


NOTE 3 -   INVESTMENT SECURITIES

           At December 31, 1995 and 1994, all securities were classified as available-for-sale and, therefore, were carried at market value. The carrying value of securities, including information regarding amortized cost, gross unrealized gains, gross unrealized losses and market value is tabulated below:

                                                                DECEMBER 31, 1995 AVAILABLE-FOR-SALE
                                                       ------------------------------------------------------
                                                                         GROSS         GROSS
                                                         AMORTIZED   UNREALIZED    UNREALIZED    MARKET
                                                           COST          GAINS        LOSSES      VALUE
                                                       ------------  ------------  ------------  ------------
           U.S. Treasury Securities                    $  1,001,225  $      2,525  $          0  $  1,003,750
           U.S. Government Agencies                       6,993,334        26,691       (41,717)    6,978,308
           Equity Securities                                222,150             0             0       222,150
           Mortgage-Backed Securities                       432,992           943             0       433,935
                                                       ------------  ------------  ------------  ------------
           TOTAL - DECEMBER 31, 1995                   $  8,649,701  $     30,159  $    (41,717) $  8,638,143
                                                       ============  ============  ============  ============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 3 -   INVESTMENT SECURITIES (CONTINUED)

                                                                DECEMBER 31, 1994 AVAILABLE-FOR-SALE
                                                       ------------------------------------------------------
                                                                         GROSS         GROSS       ESTIMATED
                                                         AMORTIZED   UNREALIZED    UNREALIZED    MARKET
                                                           COST          GAINS        LOSSES         VALUE
                                                       ------------  ------------  ------------  ------------
           U.S. Treasury Securities                    $  2,005,662  $          0  $    (40,452)  $1,965,210
           U.S. Government Agencies                       2,484,484             0       (75,123)   2,409,361
           Equity Securities                                169,850             0             0      169,850
           Mortgage-Backed Securities                       492,063             0       (13,071)     478,992
                                                       ------------  ------------  ------------   ----------
           TOTAL - DECEMBER 31, 1994                   $  5,152,059  $          0  $   (128,646)  $5,023,413
                                                       ============  ============  ============   ==========

                                                                          DECEMBER 31, 1993
                                                       ------------------------------------------------------
                                                                         GROSS         GROSS       ESTIMATED
                                                         AMORTIZED   UNREALIZED    UNREALIZED       MARKET
                                                           COST          GAINS        LOSSES         VALUE
                                                       ------------  ------------  ------------  ------------
           U.S. Treasury Securities and
             U.S. Government Agencies                  $  4,516,076  $      5,473  $     (9,668)  $4,511,881
           Equity Securities                                 82,000             0             0       82,000
           Mortgage-Backed Securities                       569,225        19,171             0      588,396
                                                       ------------  ------------  ------------   ----------
           TOTAL - DECEMBER 31, 1993                   $  5,167,301  $     24,644  $     (9,668)  $5,182,277
                                                       ============  ============  ============   ==========


           The carrying value and estimated market value of investment securities at December 31, 1995, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           INVESTMENT PORTFOLIO
                                                              (IN THOUSANDS)
                              -------------------------------------------------------------------------------
                                 DECEMBER 31, 1995          DECEMBER 31, 1994           DECEMBER 31, 1993
                              ------------------------ --------------------------  --------------------------
                                            ESTIMATED                 ESTIMATED                     ESTIMATED
                               AMORTIZED     MARKET      AMORTIZED      MARKET       AMORTIZED      MARKET
                                 COST         VALUE        COST         VALUE         COST           VALUE
                              -----------  ----------- ------------  ------------  ------------  ------------
  Due in One Year or Less     $     2,500  $     2,460 $      2,006  $      1,965  $        507  $        513
  Due After One Year
    Through Five Years              5,494        5,522        2,484         2,409         4,009         3,999
  Due After Five Years
    Through Ten Years                   0            0            0             0             0             0
  Due After Ten Years                   0            0            0             0             0             0
                              -----------  ----------- ------------  ------------  ------------  ------------
                                    7,994        7,982        4,490         4,374         4,516         4,512
  Equity Securities                   222          222          170           170            82            82
  Mortgage-Backed
    Securities                        434          434          492           479           569           588
                              -----------  ----------- ------------  ------------  ------------  ------------
  TOTAL                       $     8,650  $     8,638 $      5,152  $      5,023  $      5,167  $      5,182
                              ===========  =========== ============  ============  ============  ============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 3 -   INVESTMENT SECURITIES (CONCLUDED)

           In computing recognized gains and losses, cost is determined using specific identification of securities. Proceeds from calls and sales of investment securities classified as available-for-sale during 1995 were $2,481,484, with gross gains of $14,708 and gross losses of $2,164. For 1994, there were no sales of investment securities. There were no sales or transfers of assets classified as held-to-maturity during 1995 and 1994.

           As of December 31, 1995, investment securities with a carrying value of $785,685 were pledged as collateral for public funds and federal funds purchased.

           UNREALIZED GAIN ON SECURITIES AVAILABLE-FOR-SALE
           As discussed in note 1, effective January 1, 1994, the Company adopted the investment categorization and carrying value rules as required by FASB No. 115. Under this statement, the unrealized gain or loss on investment securities available-for-sale, net of the applicable deferred income taxes, is shown as a separate component of stockholder's equity in the consolidated balance sheets. The following is a summary of the effects of the statement of stockholders' equity as of December 31, 1995 and 1994:

                                                                      1995            1994
                                                                 -------------   -------------
           Gross Unrealized (Losses) on Investment Securities
             Available-For-Sale                                  $     (11,558)  $    (128,647)
           Deferred Income Tax Asset on Unrealized Gain                  4,349          48,410
                                                                 -------------   -------------
           NET (DECREASE) IN STOCKHOLDERS' EQUITY                $      (7,209)  $     (80,237)
                                                                 =============   =============

           The Company does not hold in its investment portfolio any derivative financial instruments as defined in FASB No. 119, Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments.


NOTE 4 -   LOANS

           Major classifications of loans at December 31, 1995 and 1994, are summarized as follows:

                                                                              1995                   1994
                                                                        ------------------    ------------------
           Real Estate                                                  $       14,791,410    $       15,035,879
           Commercial                                                            4,253,952             1,871,171
           Installment                                                           6,675,893             5,709,879
           Other                                                                    20,832                13,753
                                                                        ------------------    ------------------
           Total Loans                                                          25,742,087            22,630,682
           (Unearned Discount)                                                     (22,864)              (30,056)
                                                                        ------------------    ------------------
                                                                                25,719,223            22,600,626
           (Allowance For Possible Loan Losses)                                   (404,781)             (410,280)
                                                                        ------------------    ------------------
           TOTAL LOANS, NET                                             $       25,314,442    $       22,190,346
                                                                        ==================    ==================

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 4 -   LOANS (CONCLUDED)

           During 1995 and 1994, the Bank held loans and engaged in transactions in the ordinary course of business with certain of its directors and officers, and their affiliated businesses. Loans to such persons and businesses aggregate approximately $545,275 and $575,522 at December 31, 1995 and 1994, respectively. During 1995, there were no new loans to such related parties and repayments amounted to $30,247.

           Loans on which the accrual of interest had been discontinued aggregated $298,035 and $7,255 at December 31, 1995 and 1994, respectively. If interest on these loans had been accrued, such income would have approximated $21,449 and $512 for 1995 and 1994, respectively.

           Changes in allowance for possible loan losses were as follows:

                                                                          1995         1994          1993
                                                                     ------------  ------------  ------------
           BALANCE, BEGINNING OF YEAR                                $    410,280  $    386,754  $    303,201
             Provision Charged to Operations                                    0             0        21,000
             Loans Charged Off                                            (34,031)      (17,123)      (14,777)
             Recoveries                                                    28,532        40,649        77,330
                                                                     ------------  ------------  ------------
           BALANCE, END OF YEAR                                      $    404,781  $    410,280  $    386,754
                                                                     ============  ============  ============


           During 1995, the Company did not record any investment in impaired loans and, at December 31, 1995, the balance was zero. Accordingly, the average recorded investment in impaired loans was zero, as well as the applicable allowance and interest income recognized.


NOTE 5 -   BANK PREMISES AND EQUIPMENT

           Major classifications at December 31, 1995 and 1994, are summarized as follows:

                                                                                    1995            1994
                                                                                -------------  --------------
           Buildings                                                            $     698,630  $      698,630
           Furniture, Fixtures and Equipment                                          937,324         934,661
                                                                                -------------  --------------
           Total Bank Premises and Equipment                                        1,635,954       1,633,291
           (Accumulated Depreciation)                                              (1,144,016)     (1,070,611)
                                                                                -------------  --------------
                                                                                      491,938         562,680
           Construction in Process                                                    963,308               0
           Land                                                                       458,576         458,576
                                                                                -------------  --------------
           TOTAL BANK PREMISES AND EQUIPMENT - COST
             LESS DEPRECIATION                                                  $   1,913,822  $    1,021,256
                                                                                =============  ==============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 5 -   BANK PREMISES AND EQUIPMENT (CONCLUDED)

           In July 1995, the Company began construction on a new main office bank building at an approximate cost of $1,300,000, which includes building construction, demolition, computer cabling, telephone, and office furniture and fixtures. Upon completion, the existing main office building will be demolished. At December 31, 1995, the construction was substantially complete. Cost incurred of $963,308 is recorded as construction in process and included in bank premises and equipment. The new building opened in January 1996, and demolition of the former building was completed by the end of the same month which will result in an accounting write-down of $153,334 for 1996.

           With the opening of the new building, the Company closed its College Road Branch office in January 1996.

           At December 31, 1995, the Company has contracted to sell the lot adjacent to the main office for a purchase price of $300,000. The transaction was completed in January 1996 and resulted in a gain to the Company of $194,065.

           Depreciation expense was $73,405, $75,118 and $51,504 in 1995, 1994 and 1993, respectively.


NOTE 6 -   DEPOSITS

           Included in interest-bearing deposits are certificates of deposit in amounts of $100,000 or more. These certificates and their remaining maturities at December 31, 1995 and 1994, are as follows:

                                                   1995             1994
                                               -------------  --------------
           Three Months or Less                $   1,406,102  $      511,068
           Four Through Six Months                   600,000         450,000
           Seven Through Twelve Months             1,454,657       1,408,558
           Over Twelve Months                        700,000         300,000
                                               -------------  --------------
           TOTAL                               $   4,160,759  $    2,669,626
                                               =============  ==============

           A summary of interest on deposits is as follows at December 31:

                                                    1995             1994
                                                -------------  --------------
           Interest-Bearing Demand Deposits     $     160,400  $      155,571
           Savings                                    127,163          64,451
           Time Deposits of $100,000 or More          227,063          71,472
           Other Time Deposits                        673,193         165,370
                                                -------------  --------------
           TOTAL                                $   1,187,819  $      456,864
                                                =============  ==============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 6 -   DEPOSITS (CONCLUDED)

           A five-year future maturity on time deposits is as follows at December 31:

              YEAR OF MATURITY                                    1995             1994
              ----------------                                -------------  --------------
                    1995                                      $           0  $    6,079,755
                    1996                                         13,376,067       1,552,967
                    1997                                          2,433,246         704,804
                    1998                                            286,476               0
                    1999                                            248,994         202,313
                    2000                                            215,508               0
                                                              -------------  --------------
                    TOTAL                                     $  16,560,291  $    8,539,839
                                                              =============  ==============


NOTE 7 -   BORROWED FUNDS

           Borrowed funds consist of short-term borrowings of federal funds purchased. At the close of 1995 and 1994, the Company had $0 and $1,240,000 in federal funds purchased, with a weighted average interest rate of 5.50% in 1994. For 1995, the maximum amount of federal funds borrowed at any month end was $1,240,000. The average federal funds outstanding for 1995 was $148,000 at a weighted average interest rate of 4.48%. The securities underlying the agreements were held in safekeeping.


NOTE 8 -   LEASES

           The Bank leases various other equipment under operating lease agreements expiring at various times through 1996. Rent expense was $46,409, $45,429 and $95,227 for the years ended December 31, 1995,
           1994 and 1993, respectively.


NOTE 9 -   INCOME TAXES

           As of December 31, 1995, the Bank had net operating loss carryforwards of approximately $575,000 for federal income tax purposes. These carryforwards may be used to offset taxable income in future periods expiring at various times through the year 2010.

           The total provision (benefit) for income taxes in the consolidated statements of income is as follows:

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 9 -   INCOME TAXES (CONTINUED)

                                                                        1995          1994           1993
                                                                    ------------ -------------  -------------
           CURRENT INCOME TAX EXPENSE
             U.S. Federal                                           $          0 $           0  $           0
             State of Florida                                                  0             0              0
                                                                    ------------ -------------  -------------
           TOTAL CURRENT INCOME TAX EXPENSE                                    0             0              0
                                                                    ------------ -------------  -------------
           DEFERRED INCOME TAX (BENEFIT)
             U.S. Federal                                                (16,742)      129,713         59,758
             State of Florida                                             14,126         9,537          4,566
                                                                    ------------ -------------  -------------
           TOTAL DEFERRED INCOME TAX (BENEFIT), EXCLUSIVE
             OF NET OPERATING LOSS                                        (2,616)      139,250         64,234
                                                                    ------------ -------------  -------------
           INCOME TAX BENEFIT FROM REALIZATION OF NET
             OPERATING LOSS CARRYOVER                                    218,872             0              0
                                                                    ------------ -------------  -------------
           TOTAL INCOME TAX EXPENSE                                 $    216,256 $     139,250  $      64,234
                                                                    ============ =============  =============


                                               1995                     1994                     1993
                                     ------------------------  ----------------------  ----------------------
                                         AMOUNT         %         AMOUNT         %        AMOUNT         %
                                     -------------  ---------  -------------  -------  -------------  -------
  Computed "Expected" Income
     Tax Expense                     $     292,532      34.0%   $   143,923   34.0%       $87,277       32.7%
  State Income Taxes, Net of
    Federal Income Tax                      21,510       2.5         10,582    2.5          6,669        2.5
  Difference Between Estimate
    and Actual of Net Operating
    Loss Carryover                         (91,575)    (10.6)             0     .0              0         .0
  Other                                     (6,211)      (.8)       (15,255)  (3.6)       (29,622)     (11.1)
                                     -------------  --------    -----------  -----        -------      -----
  TOTAL                              $     216,256      25.1%   $   139,250   32.9%       $64,324       24.1%
                                     =============  ========    ===========  =====        =======      =====

           Deferred tax liabilities (assets) are comprised of the following at December 31:

                                                                        1995          1994           1993
                                                                    ------------ -------------  -------------
           DEFERRED TAX LIABILITIES
             Depreciation                                           $     91,751 $      70,027  $      56,249
             Deferred Expenses and Income                                108,705        66,383         56,658
             Allowance For Possible Loan Losses                           78,293        78,293         78,293
                                                                    ------------ -------------  -------------
           GROSS DEFERRED TAX LIABILITIES                                278,749       214,703        191,200
                                                                    ------------ -------------  -------------

           DEFERRED TAX (ASSETS)
             Tax Net Operating Loss                                      139,283       358,155        471,126
             Deferred Expenses Payable                                   100,462        23,800         26,576
             Investment Securities Available-For-Sale                      4,349        48,410              0
                                                                    ------------ -------------  -------------
           GROSS DEFERRED TAX (ASSETS)                                  (244,094)     (430,365)      (497,702)
                                                                    ------------ -------------  -------------

           NET DEFERRED TAX LIABILITIES (ASSETS)                    $     34,655 $    (215,662) $    (306,502)
                                                                    ============ =============  =============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 9 -   INCOME TAXES (CONCLUDED)

           The sources of timing differences and the related income tax effect for the years indicated are as follows:

                                                                        1995             1994            1993
                                                                    ------------      ---------      -----------
           Provision For Possible Loan Losses For
             Income Tax Purposes Greater Than For
             Financial Statement Purposes                           $          0      $       0      $     7,902
           Adjustment For Accrual to Cash Income
             and Expenses                                                 34,340        (12,501)          19,303
           Depreciation Deducted For Tax Purposes
             (Less) Than Recognized as Expense
             For Financial Statement Purposes                            (21,724)       (13,778)               0
           Utilization of Net Operating Loss                            (218,872)      (112,971)         (91,529)
           Other                                                         (10,000)             0                0
                                                                    ------------      ---------      -----------
           TOTAL                                                    $   (216,256)     $(139,250)     $   (64,324)
                                                                    ============      =========      ===========


NOTE 10 -  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

           The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

           CASH AND SHORT-TERM INVESTMENTS
           For those short-term instruments, the carrying amount is considered a reasonable estimate of fair value.

           INVESTMENT SECURITIES
           For marketable equity securities held for investment purposes, fair values are based on quoted market prices or dealer quotes. For other securities held as investments, fair value equals quoted market price, if available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

           LOANS RECEIVABLE
           The fair value of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

           DEPOSIT LIABILITIES
           The fair value of demand deposits, savings accounts, and certain money market deposits is the amount payable on demand at the reporting date. The fair value of fixed-maturity certificates of deposit is estimated using the rates currently offered for deposits of similar remaining maturities.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 10 -  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

           COMMITMENTS TO EXTEND CREDIT AND STANDBY LETTERS OF CREDIT Substantially all of the Company's commitments to extend credit and standby letters of credit are at variable rates and are subjected to the same credit criteria as for recognized loans receivable. The variable rates ascribed to these commitments to extend credit and standby letters of credit approximate market rates for such instruments. Accordingly, the carrying amount is considered a reasonable estimate of fair value.

           The estimated fair values of the Company's financial instruments at December 31, 1995, are as follows:

                                                                                 CARRYING           FAIR
                                                                                  AMOUNT           VALUE
                                                                              --------------  ---------------
           FINANCIAL ASSETS
             Cash and Short-Term Investments                                  $    2,102,200  $     2,102,200
             Federal Funds Sold                                                    1,236,000        1,236,000
             Investment Securities                                                 8,638,143        8,638,143
             Loans Receivable, Net                                                25,314,442       25,565,836

           FINANCIAL LIABILITIES
             Deposits                                                             34,714,309       34,595,589

           UNRECOGNIZED FINANCIAL INSTRUMENTS
             Commitments to Extend Credit                                          1,024,100        1,024,000
             Standby Letters of Credit                                               260,000          260,000
             Unused Lines of Credit                                                2,743,056        2,743,056

           FINANCIAL INSTRUMENTS WHOSE NOTIONAL OR CONTRACT
             AMOUNTS EXCEED THE AMOUNT OF CREDIT RISK
               Mortgages With Interest Rate Caps                                   5,384,000        5,384,000


           The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit, standby letters of credit and interest rate caps and floors written. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the statement of financial position. The contract or notional amounts of those instruments reflect the extent of involvement the Company has in particular classes of financial instruments.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 10 -  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (CONCLUDED)

           The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit written is represented by the contractual notional amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments. For interest rate caps and floors, the contract or notional amounts do not represent exposure to credit loss.

           Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained if deemed necessary by the Company upon extension of credit is based on management's credit evaluation of the counterparty. Collateral held varies but may include accounts receivable, inventory, property, plant, and equipment, and income-producing commercial properties.

           Standby letters of credit and financial guarantees written are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing, and similar transactions. Most guarantees extend for only one year.
           The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.


NOTE 11 -  STOCK OFFERING/STOCK WARRANTS

           In April 1992, the Company prepared an offering circular in which it offered to existing shareholders of record of the Company at December 31, 1991, and to selected residents in the community of Ocala, Florida, up to 250,000 units (the units), with each unit consisting of one share of common stock of the Company, $.10 par value, and one warrant to purchase one share of common stock. The Company increased its authorized number of shares of common stock from 250,000 shares to 750,000 shares to accommodate the offering. The purchase price of a unit was $10.00 per share. The warrants were exchangeable on a one-to-one basis for common stock at a price of $10.00 per share for a period of three years following the expiration of the offering. A total of 73,425 units were sold during 1992 resulting in the issuance of 73,425 shares of $.10 par value common stock and 73,425 warrants.

           During 1995, all warrants were either exercised or lapsed. As a result of the warrants exercised, 71,455 shares of common stock were issued for a total of $714,551.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 12 -  PARENT COMPANY ONLY FINANCIAL STATEMENTS

           Condensed financial statements of Citizens First Bancshares, Inc. (Parent Company Only) for December 31, 1995, 1994 and 1993, are presented as follows:

                            CONDENSED BALANCE SHEETS

                                                                       1995             1994            1993
                                                                    -----------    -------------   -------------
           ASSETS
             Cash                                                   $     1,293    $         361   $       7,731
             Investments in Wholly-Owned Subsidiary,
               at Equity in Underlying Assets                         4,471,737        2,944,479       2,733,293
                                                                    -----------    -------------   -------------
           TOTAL ASSETS                                               4,473,030        2,944,840   $   2,741,024
                                                                    ===========    =============   =============

           LIABILITIES AND STOCKHOLDERS' INVESTMENT

           LIABILITIES
             Other                                                          738              737             737
                                                                    -----------    -------------   -------------

           STOCKHOLDERS' INVESTMENT
             Common Stock                                                30,448           22,343          22,343
             Capital Surplus                                          3,818,452        3,015,526       3,015,526
             Unrealized Losses on Certain
               Securities                                                (7,209)         (80,237)              0
             Retained Earnings (Deficit)                                630,601          (13,529)       (297,582)
                                                                    -----------    -------------   -------------
           TOTAL STOCKHOLDERS' INVESTMENT                             4,472,292        2,944,103       2,740,287
                                                                    -----------    -------------   -------------

           TOTAL LIABILITIES AND STOCKHOLDERS'
             INVESTMENT                                             $ 4,473,030    $   2,944,840   $   2,741,024
                                                                    ===========    =============   =============

                         CONDENSED STATEMENTS OF INCOME

                                                                       1995             1994            1993
                                                                    -----------    -------------   -------------
           INCOME
             Interest                                               $         0    $           0   $           0
             Other                                                        6,000            2,500               0
                                                                    -----------    -------------   -------------
           TOTAL INCOME                                                   6,000            2,500               0
                                                                    -----------    -------------   -------------

           EXPENSES
             Other Expense                                              (16,100)          (9,870)         (6,661)
                                                                    -----------    -------------   -------------

           (LOSS) BEFORE EQUITY IN UNDISTRIBUTED
             EARNINGS OF SUBSIDIARY                                     (10,100)          (7,370)         (6,661)

           EQUITY IN UNDISTRIBUTED EARNINGS OF
             SUBSIDIARY                                                 654,230          291,423         579,898
                                                                    -----------    -------------   -------------

           NET INCOME                                               $   644,130    $     284,053   $     573,237
                                                                    ===========    =============   =============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONTINUED)

NOTE 12 -  PARENT COMPANY ONLY FINANCIAL STATEMENTS (CONCLUDED)


                       CONDENSED STATEMENTS OF CASH FLOWS

                                                                       1995             1994                1993
                                                                    -----------    -------------       -------------
           CASH FLOWS FROM OPERATING ACTIVITIES
             Net Income                                             $   644,130    $     284,053       $     573,237
             Adjustments to Reconcile Net Income to
               Net Cash (Used In) Operating Activities:
                 Income From Subsidiary                                (654,230)        (291,423)           (579,898)
                 Other                                                        2               (1)                  1
                                                                    -----------    -------------       -------------
           NET CASH (USED IN) OPERATING ACTIVITIES                      (10,098)          (7,371)             (6,660)
                                                                    -----------    -------------       -------------

           CASH FLOWS FROM FINANCING ACTIVITIES
             Proceeds From Warrants Exercised                           714,550                0                   0
             Proceeds From Options Exercised                             96,480                0                   0
                                                                    -----------    -------------       -------------
           NET CASH PROVIDED BY FINANCING ACTIVITIES                    811,030                0                   0
                                                                    -----------    -------------       -------------

           CASH FLOWS FROM INVESTING ACTIVITIES
             Capital Infusion to Subsidiary                            (800,000)               0                   0
                                                                    -----------    -------------       -------------

           INCREASE (DECREASE) IN CASH                                      932           (7,371)             (6,660)
           CASH, BEGINNING OF YEAR                                          361            7,732              14,392
                                                                    -----------    -------------       -------------
           CASH, END OF YEAR                                        $     1,293    $         361       $       7,732
                                                                    ===========    =============       =============


NOTE 13 -  PENSION PLAN

           The Company established a 401(k) pension plan in 1993 that covers all eligible officers and employees. Employees may elect to defer up to 15% of their annual compensation. The Company may match 10% of the compensation deferred by the employee up to a maximum of 6% of the employee's annual compensation. Contributions to the plan by the Company charged to operations were $2,325 in 1995, $1,797 in 1994, and $0 in 1993.


NOTE 14 -  STOCK OPTIONS

           The Company adopted a stock option plan on May 13, 1993, granting its officers the option to purchase shares of its common stock at an option price of $10.05 per share. The maximum number of shares that may be optioned or sold under the plan is 50,000 shares. Of the options granted during the year, 40% of that amount vests immediately. The remaining vesting schedule is at the rate of 20% per year beginning December 1, 1993, and increasing each December 1 thereafter.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                                 OCALA, FLORIDA
                                  (CONCLUDED)

NOTE 14 -  STOCK OPTIONS (CONCLUDED)

           During 1994, one employee terminated employment. The terminating employees' 9,600 vested options were exercised during 1995 for $10.05 per share, or a total of $96,480.

           Shares under option at December 31, 1995, are as follows:

                                                           SHARES
                                                        UNDER OPTION
                                                         ----------
            Outstanding, Beginning of Year                   27,600
            Forfeited During the Year                        (9,600)
                                                         ----------
            Outstanding, End of Year                         18,000
                                                         ==========

           In November 1995, holders of the options discussed above agreed to exercise their options prior to the merger described in note 16.


NOTE 15 -  CONTINGENCIES AND LEGAL MATTERS

           The Company is not a party to, nor is any of its property the subject of, any material pending legal proceedings, other than ordinary routine proceedings incidental to the business of banking. The Company is involved in legal proceedings primarily involving the recovery of loans previously charged off or adequately provided for in the allowance for loan losses. After a review of all litigation with the Company's legal counsel, the Company's management believes that the resolution of these matters will not have a material effect on the Company's or the Bank's financial position, liquidity or results of operations. The Company is involved in a lawsuit filed by another banking corporation who contends that such institution, instead of the Company, hold first lien position on certain real property. The Attorney's Title Insurance Fund, Inc. (ATIF) is vigorously defending the Company's claim to first lien position and the Company believes that ATIF will indemnify and make whole the Company pursuant to the title policy provided by ATIF. Absent any defense to coverage under the exclusion provisions of the title policy, the Company believes that ATIF will be obligated to reimburse (up to $240,000, the maximum amount of insurance coverage under the policy) the Company for losses it incurs as a result of the litigation together with attorneys' fees and other costs as provided by terms of the policy.


NOTE 16 -  MERGER COMMITMENTS

           An Agreement and Plan of Merger, dated October 19, 1995, was signed by the Company in anticipation of being acquired by a local financial institution. A due diligence investigation has been completed and a Form S-4 Registration Statement filed with the Securities and Exchange Commission on January 2, 1996 under the Securities Act of 1993. Regulatory approval is pending.

                        PRO FORMA FINANCIAL INFORMATION

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                    CITI-BANCSHARES, INC. AND SUBSIDIARY AND
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                             AS OF MARCH 31, 1996
                                 (UNAUDITED)
                                (IN THOUSANDS)



                                                                                                CBI AND CFB
                                                 CBI             CFB          ADJUSTMENTS        PRO FORMA
                                            --------------  -------------  -----------------  ---------------
ASSETS
- ------

  Cash and due from banks . . . . . . .     $       13,787  $       1,988                     $        15,775
  Federal funds sold  . . . . . . . . .              8,874          1,846                              10,720
  Due from banks (time) . . . . . . . .                                 1                                   1
  Investment securities (market value
    $219,686) . . . . . . . . . . . . .            212,555          7,131                             219,686
  Loans . . . . . . . . . . . . . . . .            235,626         26,303                             261,929
    less allowance for loan losses  . .             (3,400)          (404)                             (3,804)
  Bank premises and equipment . . . . .              7,583          1,965                               9,548
  Other real estate owned . . . . . . .                529              0                                 529
  Accrued interest  . . . . . . . . . .              4,726            254                               4,980
  Other assets  . . . . . . . . . . . .              2,097             38                               2,135
                                            --------------  -------------  -----------------  ---------------

TOTAL ASSETS  . . . . . . . . . . . . .            482,377         39,122  $               0          521,499
                                            ==============  =============  =================  ===============

LIABILITIES
- -----------

  Deposit:
    Noninterest-bearing . . . . . . . .             41,185          7,180                              48,365
    Interest-bearing  . . . . . . . . .            383,067         27,041                             410,108
                                            --------------  -------------  -----------------  ---------------
  Total deposits  . . . . . . . . . . .            424,252         34,221                  0          458,473
  Securities sold under agreements to
    repurchase  . . . . . . . . . . . .              6,889                                              6,889
  Accrued interest payable  . . . . . .              3,563             98                               3,661
  Other liabilities . . . . . . . . . .              2,176            178                               2,354
                                            --------------  -------------  -----------------  ---------------

TOTAL LIABILITIES . . . . . . . . . . .            436,880         34,497                  0          471,377
                                            --------------  -------------  -----------------  ---------------

SHAREHOLDERS' EQUITY
- --------------------

  Common stock  . . . . . . . . . . . .                 42             30                (26)(1)           46
  Surplus . . . . . . . . . . . . . . .             11,208          3,818                 26           15,052
  Retained earnings . . . . . . . . . .             33,470            800                              34,270
  Unrealized gains (losses) on certain
    securities  . . . . . . . . . . . .              1,569            (23)                              1,546
  Treasury stock  . . . . . . . . . . .               (792)                                              (792)
                                            --------------  -------------  -----------------  ---------------

TOTAL SHAREHOLDERS' EQUITY  . . . . . .             45,497          4,625                  0           50,122
                                            --------------  -------------  -----------------  ---------------

TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY  . . . . . . . . . . . . . . .     $      482,377  $      39,122  $               0  $       521,499
                                            ==============  =============  =================  ===============



(1) To reflect 425,000 shares of CBI common stock issued for all of the outstanding shares of CFB common stock.

                    PRO FORMA CONDENSED STATEMENT OF INCOME
                    CITI-BANCSHARES, INC. AND SUBSIDIARY AND
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                      CBI AND CFB
                                                 CBI               CFB            ADJUSTMENTS          PRO FORMA
                                            --------------    -------------    -----------------    ---------------
Interest income . . . . . . . . . . . .     $        8,769    $         802    $               0    $         9,571
Interest expense  . . . . . . . . . . .              4,213              312                    0              4,525
                                            --------------    -------------    -----------------    ---------------
Net interest income . . . . . . . . . .              4,556              490                    0              5,046
Provision for loan loss . . . . . . . .                  0                0                    0                  0
                                            --------------    -------------    -----------------    ---------------
Net interest after provision for loan
  loss  . . . . . . . . . . . . . . . .              4,556              490                    0              5,046
Noninterest income  . . . . . . . . . .                657              317                    0                974
Noninterest expense . . . . . . . . . .              2,733              536                    0              3,269
                                            --------------    -------------    -----------------    ---------------
Income before income taxes  . . . . . .              2,480              271                    0              2,751
Income tax provision  . . . . . . . . .                652              102                    0                754
                                            --------------    -------------    -----------------    ---------------
Net income  . . . . . . . . . . . . . .     $        1,828    $         169    $               0    $         1,997
                                            ==============    =============    =================    ===============


Primary earnings per share  . . . . . .     $          .45    $         .00    $             .00    $           .45
                                            ==============    =============    =================    ===============

Fully-diluted earnings per share  . . .     $          .45    $         .00    $             .00    $           .45
                                            ==============    =============    =================    ===============

Average shares outstanding - primary  .              4,061                0                    0              4,486
                                            ==============    =============    =================    ===============

Average shares outstanding- fully-
  diluted . . . . . . . . . . . . . . .              4,061                0                    0              4,486
                                            ==============    =============    =================    ===============

                    PRO FORMA CONDENSED STATEMENT OF INCOME
                    CITI-BANCSHARES, INC. AND SUBSIDIARY AND
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                       THREE MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                      CBI AND CFB
                                                 CBI               CFB            ADJUSTMENTS          PRO FORMA
                                            --------------    -------------    -----------------    ---------------
Interest income . . . . . . . . . . . .     $        7,914    $         668    $               0    $         8,582
Interest expense  . . . . . . . . . . .              3,720              223                    0              3,943
                                            --------------    -------------    -----------------    ---------------
Net interest income . . . . . . . . . .              4,194              445                    0              4,639
Provision for loan loss . . . . . . . .                 30                0                    0                 30
                                            --------------    -------------    -----------------    ---------------
Net interest after provision for loan
  loss  . . . . . . . . . . . . . . . .              4,164              445                    0              4,609
Noninterest income  . . . . . . . . . .                634              139                    0                773
Noninterest expense . . . . . . . . . .              2,783              415                    0              3,198
                                            --------------    -------------    -----------------    ---------------
Income before income taxes  . . . . . .              2,015              169                    0              2,184
Income tax provision  . . . . . . . . .                510               55                    0                565
                                            --------------    -------------    -----------------    ---------------
Net income  . . . . . . . . . . . . . .     $        1,505    $         114    $               0    $         1,619
                                            ==============    =============    =================    ===============


Primary earnings per share  . . . . . .     $          .37    $         .00    $             .00    $           .36
                                            ==============    =============    =================    ===============

Fully-diluted earnings per share  . . .     $          .37    $         .00    $             .00    $           .36
                                            ==============    =============    =================    ===============

Average shares outstanding - primary  .              4,052                0                    0              4,477
                                            ==============    =============    =================    ===============

Average shares outstanding - fully-
  diluted . . . . . . . . . . . . . . .              4,052                0                    0              4,477
                                            ==============    =============    =================    ===============

                    PRO FORMA CONDENSED STATEMENT OF INCOME
                    CITI-BANCSHARES, INC. AND SUBSIDIARY AND
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                          YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                         CBI AND CFB
                                                 CBI                CFB             ADJUSTMENTS           PRO FORMA
                                            --------------     -------------     -----------------     ---------------
Interest income . . . . . . . . . . . .     $       27,499     $       1,756     $               0     $        29,255
Interest expense  . . . . . . . . . . .             11,786               385                     0              12,171
                                            --------------     -------------     -----------------     ---------------
Net interest income . . . . . . . . . .             15,713             1,371                     0              17,084
Provision for loan loss . . . . . . . .              1,075                21                     0               1,096
                                            --------------     -------------     -----------------     ---------------
Net interest after provision for loan
  loss  . . . . . . . . . . . . . . . .             14,638             1,350                     0              15,988
Noninterest income  . . . . . . . . . .              2,574               540                     0               3,114
Noninterest expense . . . . . . . . . .              9,897             1,624                     0              11,521
                                            --------------     -------------     -----------------     ---------------
Income before income taxes  . . . . . .              7,315               266                     0               7,581
Income tax provision  . . . . . . . . .              1,842                64                     0               1,906
                                            --------------     -------------     -----------------     ---------------
Income from continuing operations
  before cumulative effect of change
  in accounting principle . . . . . . .              5,473               202                     0               5,675
Cumulative effect of change in
  accounting principle  . . . . . . . .                255               371                     0                 626
                                            --------------     -------------     -----------------     ---------------
Net income  . . . . . . . . . . . . . .     $        5,728     $         573                     0     $         6,301
                                            ==============     =============     =================     ===============


Primary earnings per share  . . . . . .     $         1.41     $         .00     $             .00     $          1.41
                                            ==============     =============     =================     ===============

Fully-diluted earnings per share  . . .     $         1.41     $         .00     $             .00     $          1.41
                                            ==============     =============     =================     ===============

Average shares outstanding - primary  .              4,050                 0                     0               4,475
                                            ==============     =============     =================     ===============

Average shares outstanding - fully-
  diluted . . . . . . . . . . . . . . .              4,050                 0                     0               4,475
                                            ==============     =============     =================     ===============

                    PRO FORMA CONDENSED STATEMENT OF INCOME
                    CITI-BANCSHARES, INC. AND SUBSIDIARY AND
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                          YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                         CBI AND CFB
                                                 CBI                CFB             ADJUSTMENTS           PRO FORMA
                                            --------------     -------------     -----------------     ---------------
Interest income . . . . . . . . . . . .     $       29,594     $       2,066     $               0     $        31,660
Interest expense  . . . . . . . . . . .             12,455               464                     0              12,919
                                            --------------     -------------     -----------------     ---------------
Net interest income . . . . . . . . . .             17,139             1,602                     0              18,741
Provision for loan loss . . . . . . . .                600                 0                     0                 600
                                            --------------     -------------     -----------------     ---------------
Net interest after provision for loan
  loss  . . . . . . . . . . . . . . . .             16,539             1,602                     0              18,141
Noninterest income  . . . . . . . . . .              2,005               491                     0               2,496
Noninterest expense . . . . . . . . . .             10,457             1,670                     0              12,127
                                            --------------     -------------     -----------------     ---------------
Income before income taxes  . . . . . .              8,087               423                     0               8,510
Income tax provision  . . . . . . . . .              2,082               139                     0               2,221
                                            --------------     -------------     -----------------     ---------------
Net income  . . . . . . . . . . . . . .     $        6,005     $         284     $               0     $         6,289
                                            ==============     =============     =================     ===============


Primary earnings per share  . . . . . .     $         1.48     $         .00     $             .00     $          1.41
                                            ==============     =============     =================     ===============

Fully-diluted earnings per share  . . .     $         1.48     $         .00     $             .00     $          1.41
                                            ==============     =============     =================     ===============

Average shares outstanding - primary  .              4,048                 0                     0               4,473
                                            ==============     =============     =================     ===============

Average shares outstanding - fully-
  diluted . . . . . . . . . . . . . . .              4,048                 0                     0               4,473
                                            ==============     =============     =================     ===============

                    PRO FORMA CONDENSED STATEMENT OF INCOME
                    CITI-BANCSHARES, INC. AND SUBSIDIARY AND
                 CITIZENS FIRST BANCSHARES, INC. AND SUBSIDIARY
                          YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                         CBI AND CFB
                                                 CBI                CFB             ADJUSTMENTS           PRO FORMA
                                            --------------     -------------     -----------------     ---------------
Interest income . . . . . . . . . . . .     $       34,028     $       3,132     $               0     $        37,160
Interest expense  . . . . . . . . . . .             16,512             1,194                     0              17,706
                                            --------------     -------------     -----------------     ---------------
Net interest income . . . . . . . . . .             17,516             1,938                     0              19,454
Provision for loan loss . . . . . . . .                255                 0                     0                 255
                                            --------------     -------------     -----------------     ---------------
Net interest after provision for loan
  loss  . . . . . . . . . . . . . . . .             17,261             1,938                     0              19,199
Noninterest income  . . . . . . . . . .              2,218               593                     0               2,811
Noninterest expense . . . . . . . . . .             10,533             1,671                     0              12,204
                                            --------------     -------------     -----------------     ---------------
Income before income taxes  . . . . . .              8,946               860                     0               9,806
Income tax provision  . . . . . . . . .              2,376               216                     0               2,592
                                            --------------     -------------     -----------------     ---------------
Net income  . . . . . . . . . . . . . .     $        6,570     $         644     $               0     $         7,214
                                            ==============     =============     =================     ===============


Primary earnings per share  . . . . . .     $         1.62     $         .00     $             .00     $          1.61
                                            ==============     =============     =================     ===============

Fully-diluted earnings per share  . . .     $         1.62     $         .00     $             .00     $          1.61
                                            ==============     =============     =================     ===============

Average shares outstanding - primary  .              4,052                 0                     0               4,477
                                            ==============     =============     =================     ===============

Average shares outstanding - fully-
  diluted . . . . . . . . . . . . . . .              4,052                 0                     0               4,477
                                            ==============     =============     =================     ===============